EXHIBIT 99.3

WARRANT

BETWEEN

APPLIED MINERALS, INC.

AND

SAMLYN OFFSHORE MASTER FUND, LTD.

DATED DECEMBER 22, 2011

TABLE OF CONTENTS
Page

ARTICLE I EXERCISE	3

Section 1.1	Exercise of Warrant	3
Section 1.2	Exercise Price	3
Section 1.3	Mechanics of Exercise	4

ARTICLE II	5

Section 2.1	Dissolution; Liquidation.	5

ARTICLE III ADJUSTMENT	5

Section 3.1	Adjustments Generally	5
Section 3.2	Stock Dividends and Splits	5
Section 3.3	Below Market Issuances	6
Section 3.4	Issuances Below the Exercise Price	6
Section 3.5	Pro Rata Distributions	7
Section 3.6	Rights Plans	7
Section 3.7	Tender Offers; Exchange Offers	7
Section 3.8	Fundamental Transactions	8
Section 3.9	Adjustment to the Number of Warrant Shares	8
Section 3.10	Additional Considerations	8
Section 3.11	Calculations	8
Section 3.12	Notice to the Holder	8

ARTICLE IV TRANSFERS	9

Section 4.1	Transferability	9
Section 4.2	New Warrants	9
Section 4.3	Warrant Register	9

ARTICLE V CALL OPTION	9

Section 5.1	Call Option	9
Section 5.2	Option Price	9
Section 5.3	Procedures	9
Section 5.4	Call Closing	9

ARTICLE VI MISCELLANEOUS.	10

Section 6.1	Transferability	10
Section 6.2	No Rights or Obligations as Holder of Common Stock Until Exercise	10
Section 6.3	Loss, Theft, Destruction or Mutilation of Warrant	10
Section 6.4	Saturdays, Sundays, Holidays, etc.	10
Section 6.5	Authorized Shares	10
Section 6.6	Damages	11
Section 6.7	Fees and Expenses	11
Section 6.8	Amendment; Modification; Waivers	11
Section 6.9	Notices	11
Section 6.10	Third-Party Beneficiaries	11
Section 6.11	Governing Law; Submission to Jurisdiction	11
Section 6.12	Waiver of Trial by Jury	12
Section 6.13	Assignment; Successors	12
Section 6.14	Headings	12
Section 6.15	Severability	12
Section 6.16	Specific Performance	12
Section 6.17	Counterparts	12

Appendix A	Definitions	14

Annex I	Notice of Exercise	16
Annex II	Assignment Form	17

WARRANT
To Purchase Shares of Common Stock,
Par Value $0.001 Per Share,
of
APPLIED MINERALS, INC.

Initial Issuance Date:  December 22, 2011

THIS COMMON STOCK PURCHASE WARRANT (this “Warrant”) certifies that, for value received, Samlyn Offshore Master Fund, Ltd., a Cayman Islands exempted company (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or before 5:00 p.m. New York City time on the five year anniversary of the Initial Issuance Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Applied Minerals, Inc., a Delaware corporation (the “Company”), up to 3,075,000 shares (the “Warrant Shares”) of common stock, $.001 par value per share (the “Common Stock”), of the Company.  The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price (as defined in Section 1.2 of this Warrant).  This Warrant is issued pursuant to the Investment Agreement, dated as of the date hereof (the “Investment Agreement”), by and between the Company and the Holder.

WHEREAS, the Holder wishes to acquire this Warrant from the Company, and the Company wishes to issue this Warrant to the Holder, pursuant to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the promises and the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder, intending to be legally bound, agree as follows:

ARTICLE I

EXERCISE

Section 1.1 Exercise of Warrant.

(a) For so long as this Warrant remains outstanding, exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by:

(i) delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder pursuant to Section 6.9 of this Agreement) of a duly executed copy of a Notice of Exercise in the form attached to this Warrant (the “Notice of Exercise”) (provided, however, within five Trading Days of the date said Notice of Exercise is delivered to the Company, if this Warrant is exercised in full, the Holder shall have surrendered this Warrant to the Company); and

(ii) payment to the Company of the aggregate Exercise Price of the Warrant Shares thereby purchased (as well as all taxes required to be paid by the Holder, if any, pursuant to Section 1.3(g) of this Warrant) by wire transfer or cashier’s check drawn on a United States bank.

(b) Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and this Warrant has been exercised in full.  Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased.  The Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases.

(c) Section 1.3(c) notwithstanding,  by reason of the provisions of this Section 1.1, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face of this Warrant.

Section 1.2 Exercise Price

.  The exercise price per share of the Common Stock under this Warrant shall be $2.00 per Warrant Share, subject to adjustment hereunder (the “Exercise Price”).

Section 1.3 Mechanics of Exercise.

(a) Authorization of Warrant Shares.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment of the Exercise Price therefor, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

(b) Delivery of Certificates upon Exercise.  Certificates representing Warrant Shares shall be transmitted by the Company (whether through its transfer agent or otherwise) to the Holder to the address specified by the Holder in the Notice of Exercise within three Business Days from the delivery to the Company of the Notice of Exercise, together with an amount in cash in lieu of any fractional share(s), surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”).  The Warrant Shares shall be issued free of all legends, unless, in the reasonable opinion of outside counsel to the Company (after taking into account any representations of the Holder), the securities laws require a legend(s) to be affixed to the certificate(s) representing the Warrants Shares.  This Warrant shall be deemed to have been exercised on the first date on which the Notice of Exercise has been properly delivered to the Company, the Company has received the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 1.3(g) of this Warrant before the issuance of such shares have been paid.  The Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, on the first date on which the Notice of Exercise has been properly delivered to the Company, the Company has received the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 1.3(g) of this Warrant before the issuance of such shares have been paid.

(c) Delivery of New Warrants upon Exercise.  If this Warrant shall have been exercised in part, the Company shall, at the request of the Holder and upon surrender of this Warrant, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(d) Rescission Rights.  If the Company fails to, or fails to cause its transfer agent to, transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 1.3 by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

(e) Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise.  In addition to any other rights available to the Holder, if the Company fails to, or fails to cause its transfer agent to, transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date pursuant to this Section 1.3, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall:

(i) pay in cash to the Holder the amount by which (A) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the amount obtained by multiplying (x) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue multiplied by (y) the price at which the sell order giving rise to such purchase obligation was executed, and

(ii) at the option of the Holder, either reinstate the portion of this Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under Section 1.3(e)(i), the Company shall be required to pay the Holder $1,000.  The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company.  Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms of this Warrant.

(f) No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction on the basis of the Market Price per share of Common Stock on the date of such exercise.

(g) Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense (including the fees of counsel) in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

(h) Closing of Books.  The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms of this Warrant.

 ARTICLE II

DISSOLUTION

Section 2.1 Dissolution; Liquidation.

(a) If, on or prior to the Expiration Date, the Company (or any other Person controlling the Company) shall propose a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, the Company shall give written notice thereof to the Holder in the manner provided in Section 6.9 prior to the date on which such transaction is expected to become effective or, if earlier, the Record Date for such transaction.  Such notice also shall specify the date on which the holders of record of the shares of Common Stock shall be entitled to exchange their shares for securities, money or other property deliverable upon such dissolution, liquidation or winding up, as the case may be.  On the date of and as a condition to the consummation of any such transaction, the Holder shall receive the securities, money or other property that the Holder would have been entitled to receive had the Holder been the holder of record of the shares of Common Stock issuable upon exercise of this Warrant immediately prior to such dissolution, liquidation or winding up (net of the then applicable Exercise Price) and the rights to exercise this Warrant shall terminate.

ARTICLE III

ADJUSTMENT

Section 3.1 Adjustments Generally

.  In order to prevent dilution of the rights granted under this Warrant and to grant the Holder certain additional rights, the Exercise Price shall be subject to adjustment from time to time as provided in this Article III and the number of shares of Common Stock obtainable upon exercise of this Warrant also shall be subject to adjustment from time to time as provided in this Article III.

Section 3.2 Stock Dividends and Splits

.  In the event of any issuance of Common Stock as a dividend or distribution to all holders of Common Stock, or a subdivision, combination or reclassification of the outstanding shares of Common Stock into a greater or smaller number of shares, the Exercise Price shall be adjusted pursuant to the following formula:

N0
E = E0 x --------
N1

where:

E	=
the Exercise Price in effect immediately after the Open of Business on the Ex-Date for such dividend or distribution, or immediately after the Open of Business on the effective date for such subdivision, combination or reclassification, as the case may be;

E0	=
the Exercise Price in effect immediately prior to the Open of Business on the Ex-Date for such dividend or distribution, or immediately prior to the Open of Business on the effective date for such subdivision, combination or reclassification, as the case may be;

N0	=
the number of shares of Common Stock outstanding immediately prior to the Open of Business on the Ex-Date for such dividend or distribution, or immediately prior to the Open of Business on the effective date for such subdivision, combination or reclassification, as the case may be; and

N1 =
the number of shares of Common Stock equal to (i) in the case of a dividend or distribution, the sum of the number of shares outstanding immediately prior to the Open of Business on the Ex-Date for such dividend or distribution plus the total number of shares issued pursuant to such dividend or distribution or (ii) in the case of a subdivision, combination or reclassification, the number of shares outstanding immediately after such subdivision, combination or reclassification.

Such adjustment shall become effective (a) in the case of a dividend or distribution, immediately after the Open of Business on the Ex-Date for such dividend or distribution or (b) in the case of a subdivision, combination or reclassification, immediately after the Open of Business on the effective date for such subdivision, combination or reclassification. If any dividend or distribution or subdivision, combination or reclassification of the type described in this Section 3.2 is declared or announced but not made, the Exercise Price shall again be adjusted to the Exercise Price that would then be in effect if such dividend or distribution or subdivision, combination or reclassification had not been declared or announced, as the case may be.

Section 3.3 Below Market Issuances

.  If the Company, at any time while this Warrant is outstanding, shall issue shares of Common Stock or Convertible Securities at an Effective Consideration per share that is less than the Market Price on the Trading Day immediately before the issuance is announced, then the Exercise Price shall be adjusted pursuant to the following formula:

N0 + C/M
E = E0 x -------------
N0 + NA

where:

E	=	the Exercise Price in effect immediately after the Open of Business on the Trading Day of such issuance;

E0	=	the Exercise Price in effect immediately prior to the Open of Business on the Trading Day of such issuance;

N0	=	the number of shares of Common Stock outstanding immediately prior to the Open of Business on the Trading Day of such issuance;

NA	=	the number of shares of Common Stock issued and/or issuable upon exercise, conversion or exchange of any Convertible Securities, full physical settlement assumed;

C	=	the total consideration receivable by the Company on issuance and/or the exercise, conversion or exchange of any Convertible Securities, full physical settlement assumed; and

M =	the Five-Day VWAP as of the Trading Day immediately preceding the date on which such issuance is announced.

Such adjustment shall become effective immediately after the Open of Business on the Trading Day of such issuance.  In the event that an issuance of such Common Stock or Convertible Securities is announced but such Common Stock or Convertible Securities are not issued, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if such issuance had not been announced.

Section 3.4 Issuances Below the Exercise Price

.  If the Company, at any time while this Warrant is outstanding, shall issue shares of Common Stock or Convertible Securities at an Effective Consideration per share that is less than the Exercise Price in effect at the Close of Business on the Trading Day immediately preceding such issuance (other than issuances to directors, officers, employees or consultants of the Company as compensation for services rendered to the Company by such persons), then the Exercise Price shall be adjusted pursuant to the following formula:

N0 + C/E0
E = E0 x -------------
N0 + NA

E =	the Exercise Price in effect immediately after the Open of Business on the Trading Day of such issuance;

E0 = the Exercise Price in effect immediately prior to the Open of Business on the Trading Day of such issuance;

N0 =	the number of shares of Common Stock outstanding immediately prior to the Open of Business on the Trading Day of such issuance;

NA =	the number of shares of Common Stock issued and/or issuable upon exercise, conversion or exchange of any Convertible Securities, full physical settlement assumed; and

C =	the total consideration receivable by the Company on issuance and/or the exercise, conversion or exchange of any Convertible Securities, full physical settlement assumed.

Such adjustment shall become effective immediately after the Open of Business on the Trading Day of such issuance.  In the event that an issuance of such Common Stock or Convertible Securities is announced but such Common Stock or Convertible Securities are not issued, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if such issuance had not been announced.

Section 3.5 Pro Rata Distributions

.  If the Company, at any time while this Warrant is outstanding, shall issue as a dividend or distribution evidences of indebtedness, assets (including cash and cash dividends, other than those addressed in Section 3.2, Section 3.3 or Section 3.4), shares of capital stock (other than Common Stock) or rights, warrants, options or other securities convertible into or exchangeable or exercisable for capital stock (other than Common Stock), then the Exercise Price shall be adjusted pursuant to the following formula:

M - FMV
E = E0 x ---------------
  M

where:

E	=	the Exercise Price in effect immediately after the Open of Business on the Ex-Date for such dividend or distribution;

E0	=	the Exercise Price in effect immediately prior to the Open of Business on the Ex-Date for such dividend or distribution;

M	=	the Five-Day VWAP as of the Trading Day immediately preceding the Ex-Date for such dividend or distribution; and

FMV	=
the fair value of the portion of such dividend or distribution applicable to one share of Common Stock on the Trading Day immediately preceding the Ex-Date for such dividend or distribution as determined by the Board of Directors in good faith.

Such adjustment shall become effective immediately after the Open of Business on the Ex-Date for such dividend or distribution.  In the event that such dividend or distribution is declared or announced but not made, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if such distribution had not been declared or announced..

Section 3.6 Rights Plans

.  If the Company has a shareholder rights plan in effect with respect to the Common Stock, upon exercise of a Warrant the Holder shall be entitled to receive, in addition to any shares of Common Stock, the rights under such shareholder rights plan, unless, prior to such exercise, such rights have separated from the Common Stock, in which case the Exercise Price and the number of Warrant Shares shall be adjusted at the time of separation as if the Company had made a distribution as described in Section 3.5, subject to readjustment in the event of the expiration, termination or redemption of such rights.

Section 3.7 Tender Offers; Exchange Offers

.  If, at any time while this Warrant is outstanding, the Company proposes to make a tender offer or exchange offer for Common Stock, in which the cash and fair value of any other consideration included in the payment per share of Common Stock exceeds the Market Price as of the Trading Day immediately following the expiration date of the tender offer or exchange offer (the “Offer Expiration Date”), the Exercise Price shall be adjusted pursuant to the following formula:

N0 x M
E = E0 x ---------------
A + (M x N1)

where:

E	=	the Exercise Price in effect immediately after the Close of Business on the Offer Expiration Date;

E0	=	the Exercise Price in effect immediately prior to the Close of Business on the Offer Expiration Date;

N0	=	the number of shares of Common Stock outstanding immediately prior to the expiration of the tender offer or exchange offer (prior to giving effect to the purchase or exchange of shares);

N1	=	the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer (after giving effect to the purchase or exchange of shares);

A	=
the aggregate cash and fair value of any other consideration payable for shares of Common Stock purchased in such tender offer or exchange offer, as determined by the Board of Directors in good faith; and

M	=	the Five-Day VWAP on the Trading Day immediately following the Offer Expiration Date.

Any adjustment to the Exercise Price pursuant to this Section 3.7 shall become effective immediately after the Close of Business on the Offer Expiration Date.  In the event that the Company or a subsidiary of the Company does not purchase shares of Common Stock pursuant to any such tender offer or exchange offer, or all such purchases are rescinded, then the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if such tender offer or exchange offer had not been made.

Section 3.8 Fundamental Transactions.

(a) If, at any time while this Warrant is outstanding, the Company effects a merger, acquisition, consolidation or similar transaction (including any Fundamental Transaction), then, the Company shall make appropriate arrangements to ensure that the Holder will thereafter receive upon an exercise of this Warrant at any time after the consummation of a Fundamental Transaction (and subject to continuing adjustment in accordance with the terms hereof) but before the Termination Date, in lieu of the Warrant Shares issuable upon the exercise of this Warrant immediately prior to such Fundamental Transaction, such cash, stock, assets, securities, warrants, options, subscription rights or other property that the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been exercised immediately before such Fundamental Transaction (without regard to any limitations on the exercise of this Warrant).  If any holder of Common Stock is given any choice as to the cash, stock, assets, securities, warrants, options, subscription rights  or other property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to what it receives upon any exercise of this Warrant following such Fundamental Transaction.

(b) The Company hereby grants to the Holder an irrevocable option to require the Company to repurchase this Warrant in the event of a Fundamental Transaction upon the closing of such Fundamental Transaction (provided that the Holder elects to exercise this option by giving written notice to the Company within 10 Business Days of the Holder receiving written notice of such Fundamental Transaction from the Company) at a price equal to the product of (i) the number of Warrant Shares issuable upon exercise of this Warrant and (ii) the Five-Day VWAP as of the fifth Trading Day immediately following public announcement of the Fundamental Transaction less the Exercise Price..

Section 3.9 Adjustment to the Number of Warrant Shares

.  Concurrently with any adjustment to the Exercise Price under this Article III, the number of Warrant Shares also will be adjusted such that the number of Warrant Shares immediately following the effectiveness of such adjustment will be equal to the number of Warrant Shares immediately prior to such adjustment multiplied by a fraction, (a) the numerator of which is the Exercise Price in effect immediately prior to such adjustment and (b) the denominator of which is the Exercise Price in effect immediately following such adjustment.

Section 3.10 Additional Considerations

.  In no event will the Company adjust the Exercise Price or make a corresponding adjustment to the number of Warrant Shares if that adjustment would increase the Exercise Price, except in the event of a reverse stock split or in the event that an adjustment is made in respect of an event but such event does not occur and the adjustment is reversed.  The Company covenants that, while this Warrant is outstanding, it will not amend its certificate of incorporation to increase the Common Stock’s par value above $0.001 per share.  Notwithstanding anything else in this Warrant to the contrary, the Exercise Price shall not be adjusted to an amount below the Common Stock’s par value per share.  If any single action would require adjustment of the Exercise Price pursuant to more than one Sections of this Article III, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value.  The adjustments required by this Article III shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the Exercise Price that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made decreases the Exercise Price immediately prior to the making of such adjustment by at least 1%.  Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Article III and not previously made, would result in such minimum adjustment.  If the Company issues to any Person any Convertible Securities that, in the sole and absolute discretion of the Holder, contain adjustment provisions more favorable than those of this Warrant, this Warrant shall be amended to include such provisions.

Section 3.11 Calculations

.  All calculations under this Article III shall be made to the nearest cent or the nearest share, as the case may be.  For purposes of this Article III, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

Section 3.12 Notice to the Holder.

(a) Adjustment to Exercise Price.  Whenever the Exercise Price is adjusted pursuant to this Article III, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(b) Notice to Allow Exercise by the Holder.  If (i) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (iv) the approval of any shareholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party (including any Fundamental Transaction), any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property,(v) the Company commences any tender offer (including any exchange offer) as announced from time to time for all or a portion of the outstanding shares of Common Stock, (vi) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company or (vii) the Company shall engage in any other transaction that would result in an adjustment to the Exercise Price in accordance herewith, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register (as defined below) of the Company, at least 20 calendar days before the applicable record or effective date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (ii) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, tender offer, exchange offer or other action is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, tender offer, exchange offer or other action; provided, however, that, the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its subsidiaries, the Company shall forthwith file such notice with the Commission pursuant to a Current Report on Form 8-K.  The Holder is entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice.

ARTICLE IV

TRANSFERS

Section 4.1 Transferability

.  Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable pursuant to Section 1.3(g).  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment and, if the assignor assigns less than the entirety of this Warrant, shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.

Section 4.2 New Warrants

.  This Warrant may be divided or combined with other Warrants upon presentation of this Warrant at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 4.1 of this Warrant, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for this Warrant or Warrants to be divided or combined in accordance with such notice.  All Warrants issued on transfers or exchanges shall be dated the initial issuance date set forth on the first page of this Warrant and shall be identical to this Warrant, except as to the number of Warrant Shares issuable pursuant thereto.

Section 4.3 Warrant Register

.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record holder from time to time.  The Company may deem and treat the registered holder of this Warrant as the absolute owner of this Warrant for the purpose of any exercise of this Warrant or any distribution to the Holder and for all other purposes, absent actual notice to the contrary.

ARTICLE V

CALL OPTION

Section 5.1 Call Option

.  The Company, subject to compliance with this Article V, has an option (the “Call Option”) to acquire all or a portion of this Warrant; provided, that, the following conditions are met: (a) the VWAP for the 60 consecutive Trading Days immediately preceding the date on which the Holder receives the Call Notice (as defined below) is in excess of $2.00 and (b) the closing market price of the Common Stock (on the Trading Market or, if the Common Stock currently is trading on multiple Trading Markets, the principal Trading Market for the Common Stock) (the “Market Price”) is in excess of $2.00 on the date immediately preceding the date on which the Call Notice is received; provided further, that, if the Company exercises a Call Option for a portion of this Warrant, the Company may not acquire less than that portion of this Warrant equal to 1,537,500 Warrant Rights.

Section 5.2 Option Price

.  For each part of this Warrant representing the right to acquire one share of Common Stock (each, a “Warrant Right”), the price to be paid in cash by the Company to the Holder for each Warrant Right (the “Option Price”) shall be equal to the difference between (a) the greater of (i) the Market Price on the date immediately preceding the date on which the Holder receives the Call Notice and (ii) the VWAP for the 60 consecutive Trading Days immediately preceding the date on which the Holder receives the Call Notice and (b) $2.00; provided, that, under no circumstances shall the Company acquire the Warrant Rights from the Holder for less than $0.10 per Warrant Right.

Section 5.3 Procedures

.  Subject to the limitations set forth herein, for so long as this Warrant remains outstanding, the Company may exercise a Call Option at anytime and from time to time by delivering to the Holder written notice of its intention to exercise the Call Option (the “Call Notice”) setting forth the date of the Call Closing and the number of Warrant Rights with respect to which such Call Option is being exercised  Each closing of the purchase of the Warrant Rights pursuant to the exercise of a Call Option (a “Call Closing”) will occur not less than 10 Business Days nor more than 20 Business Days following the delivery of the Call Notice; provided, however, that, the Holder may exercise this Warrant or any portion thereof prior to the Call Closing, in which case the Company will issue to the Holder the requisite Warrant Shares duly and validly issued, fully paid and non-assessable, free and clear of all liens, claims or encumbrances in accordance with the terms and conditions of this Warrant.

Section 5.4 Call Closing

.  At the Call Closing, the Company shall pay to the Holder in cash an amount equal to Option Price multiplied by the number of Warrant Rights being acquired, which payment shall be made by wire transfer in immediately available funds to a bank account designated by the Holder prior to the Call Closing, and in the event that a Call Option is being exercised with respect to all of the Warrant Rights, the Holder, after receiving such payment, shall surrender the Warrant to the Company.

ARTICLE VI

MISCELLANEOUS.

Section 6.1 Transferability

.  Before the Termination Date and subject to compliance with applicable laws and Article IV of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

Section 6.2 No Rights or Obligations as Holder of Common Stock Until Exercise

.  This Warrant does not entitle the Holder to any voting rights or other rights as a holder of Common Stock of the Company before the exercise of this Warrant.  No provision of this Warrant, in the absence of any affirmative action by the Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

Section 6.3 Loss, Theft, Destruction or Mutilation of Warrant

.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of such Warrant.

Section 6.4 Saturdays, Sundays, Holidays, etc.

  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

Section 6.5 Authorized Shares.

(a)  The Company covenants that during the period this Warrant is outstanding, the Board of Directors has authorized and reserved (and, in the case of any adjustment to the number of Warrant Shares hereunder, will authorize and reserve) for issuance such number of shares of Common Stock to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company covenants that all shares of Common Stock that shall be so issuable shall be duly or validly issued, fully paid and non-assessable.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

(b) Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, whose purpose or effect is to avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will

(i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately before such increase in par value,

(ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of this Warrant, and

(iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(c) Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any Government Authority.

Section 6.6 Damages

.  Without limiting any other provision of this Warrant or the Investment Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which failure results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

Section 6.7 Fees and Expenses

.  Except as otherwise provided herein, all fees and expenses incurred in connection with or related to this Warrant shall be paid by the Person incurring such fees or expenses.

Section 6.8 Amendment; Modification; Waivers

.  A provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and the Holder, or in the case of a waiver, by the Person against whom such waiver is intended to be effective, which writing shall specifically reference this Warrant, specify the provision(s) hereof that it is intended to amend or waive and further specify that it is intended to amend or waive such provision(s).  No failure or delay by any Person in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 6.9 Notices

.  All notices and other communications hereunder shall be in writing and shall be deemed duly given if (a) served by personal delivery upon the Person for whom it is intended, (b) delivered by registered or certified mail, return receipt requested, (c) delivered by overnight air courier or (d) sent by facsimile transmission or email, with prompt confirmation by telephone of such transmission or email, if to the Company, to the address set forth on the signature pages hereto opposite the signature block of the Company, and as to the Holders, on the records of the Company, to receive such notice or to such other address as may be designated in writing, in the same manner, by such Person.

Section 6.10 Third-Party Beneficiaries

.  Nothing in this Warrant, express or implied, is intended to confer upon any Person other than the Company and the Holder and their respective successors and permitted assigns any rights, benefits or remedies of any nature whatsoever.

Section 6.11 Governing Law; Submission to Jurisdiction

.  This Warrant and all disputes or controversies arising out of or relating to this Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to principles of conflicts of laws that would apply the laws of other jurisdictions.  Each of the Company and the Holder agrees that it shall bring any litigation with respect to any claim arising out of or related to this Agreement, exclusively in the United States District Court for the Southern District of New York or any New York State court sitting in New York County (together with the appellate courts thereof, the “Chosen Courts”), and solely in connection with claims arising under this Agreement or the Transactions, each of them (a) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (b) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (c) waives any objection that the Chosen Courts are an inconvenient forum or as not having jurisdiction over either the Company or the Holder, (d) agrees that to the extent permitted by the rules of the court in which any such action or proceeding is brought, service of process in such action or proceeding shall be effective if notice is given in accordance with Section 6.9 of this Warrant, although nothing contained in this Agreement shall affect the right to serve process in any other manner permitted by law and (e) agrees not to seek a transfer of venue on the basis that another forum is more convenient.  Notwithstanding anything herein to the contrary, (a) nothing in this Section 6.11 shall prohibit any Party from seeking or obtaining orders for conservatory or interim relief from any court of competent jurisdiction and (b) each of the Company and the Holder waives any and all objections or defenses to the recognition, recording, registration or enforcement of such judgment issued by a Chosen Court in any jurisdiction in the world.

Section 6.12 Waiver of Trial by Jury

.  EACH OF THE COMPANY AND THE HOLDER ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS WARRANT OR IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PERSON HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PERSON MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT.  EACH OF THE COMPANY AND THE HOLDER CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) SUCH PERSON UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (c) SUCH PERSON MAKES THIS WAIVER VOLUNTARILY, AND (d) SUCH PERSON HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH ANCILLARY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 6.13 Assignment; Successors

.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors of the Holder.  The provisions of this Warrant are intended to be for the benefit of all holders from time to time of this Warrant and shall be enforceable by any such holder or holder of Warrant Shares.

Section 6.14 Headings

.  All heading references contained in this Warrant are for convenience purposes only and shall not be deemed to limit or affect any of the provisions of this Warrant.

Section 6.15 Severability

.  The provisions of this Warrant shall be deemed severable and the invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision.  Whenever possible, each provision or portion of any provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Warrant and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction; provided, that, if any one or more of the provisions contained in this Warrant shall be determined to be excessively broad as to activity, subject, duration or geographic scope, it shall be reformed by limiting and reducing it to the minimum extent necessary, so as to be enforceable under applicable law.

Section 6.16 Specific Performance

.  The Company hereby acknowledges and agrees that its failure to perform its agreements and covenants hereunder will cause irreparable injury to the Holder for which damages, even if available, will not be an adequate remedy.  Accordingly, the Company hereby consents to the issuance of injunctive relief by the Chosen Courts to compel performance of the Company’s obligations and to the granting by the Chosen Courts of the remedy of specific performance of the Company’s obligations hereunder.

Section 6.17 Counterparts

.  This Warrant may be executed in counterparts, all of which shall be considered one and the same instrument, and shall become effective when one or more counterparts have been signed by each of the Company and the Holder and delivered to the other.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

APPLIED MINERALS, INC.		Address for Notices:

By:
Name:
Title:

SAMLYN OFFSHORE MASTER FUND, LTD.		Address for Notices: 500 Park Avenue, New York, New York 10022 Attn: Michael Barry, General Counsel

By:
Name:
Title:

Signature Page to Warrant

APPENDIX A

Definitions

Term	Section
Buy-In	Section 1.3(e)
Call Closing	Section 5.3
Call Notice	Section 5.3
Call Option	Section 5.1
Chosen Courts	Section 6.11
Common Stock	Preamble
Company	Preamble
Exercise Price	Section 1.2
Holder	Preamble
Initial Exercise Date	Preamble
Investment Agreement	Preamble
Market Price	Section 5.1
Notice of Exercise	Section 1.1(a)(i)
Offer Expiration Date	Section 3.7
Option Price	Section 5.2
Termination Date	Preamble
Warrant	Preamble
Warrant Register	Section 4.3
Warrant Right	Section 5.2
Warrant Shares	Preamble
Warrant Share Delivery Date	Section 1.3(b)

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Close of Business” means 5:00 p.m. New York City time.

“Convertible Securities” means any rights, options, warrants or other securities convertible into or exercisable or exchangeable for shares of Common Stock.

“Effective Consideration” means the amount paid or payable to acquire shares of Common Stock (or, in the case of Convertible Securities, the amount paid or payable to acquire the Convertible Security, if any, plus the exercise price for the underlying Common Stock).

“Ex-Date” means (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the VWAP was obtained without the right to receive such issuance or distribution, and (ii) when used with respect to any subdivision, split, combination or reclassification of shares of Common Stock, means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the time at which such subdivision, split, combination or reclassification becomes effective.

“Five-Day VWAP” means the VWAP for the immediately preceding five consecutive Trading Days.

“Fundamental Transaction” means, at any time while this Warrant is outstanding,

(a)
a merger, consolidation or other similar transaction or series of transactions to which the Company is a party and pursuant to which (i) the Company is not the surviving Person in such transaction or (ii) if the Company is the surviving Person, the holders of shares of Common Stock immediately prior to such transaction (including for this purpose any shares issuable upon exercise of this Warrant) represent less than 50% of the shares of Common Stock outstanding immediately following such transaction (including for this purpose the shares of Common Stock issuable upon exercise of this Warrant) and

(b)	any sale of all or substantially all of the Company’s assets in one transaction or a series of related transactions.

“Governmental Authority” means any federal, state or local governmental authority or agency or any instrumentality thereof.

“Open of Business” means 9:00 a.m. local New York City time.

“Person” shall be construed broadly and shall include an individual, a trust, a corporation, a partnership, an association, a joint venture, a limited liability company, a joint stock company, an unincorporated organization and a Government Authority.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: OTCBB, OTCQX, OTCQB, OTC Pink, The NYSE Amex, The NASDAQ Capital Market, The NASDAQ Global Market, The NASDAQ Global Select Market, or the New York Stock Exchange).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies:

(a)
if the Common Stock is listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is listed or quoted for trading as reported by Bloomberg, L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time));

(b)
if the Common Stock is not quoted for trading on the OTCBB, OTCQX, or OTCQB, and if prices for the Common Stock are reported in the OTC Pink, the most recent bid price per share of the Common Stock so reported; or

(c)
in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

ANNEX I

NOTICE OF EXERCISE

TO: Applied Minerals, Inc.

(1)           The undersigned hereby elects to purchase _________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)           Payment shall be in lawful money of the United States.

(3)           Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following Depository Trust Company Deposit Withdrawal Agent Commission Account Number or by physical delivery of a certificate to:

ANNEX II

ASSIGNMENT & ASSUMPTION FORM
(To assign the foregoing warrant, execute
this form and supply the required information.
Do not use this form to exercise the warrant.)

Dated: [●]

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to _______________________________(the “Assignee”).  The Assignee, by executing this Assignment and Assumption, hereby agrees to comply with all of the provisions of the Warrant, with the same force and effect as if the Assignee were originally the Holder thereunder..

[HOLDER]	whose address is:

By: ___________________________________
Name:
Title:

[ASSIGNEE]	whose address is:

By: ___________________________________
Name:
Title: